AMENDMENT NO. 1

                                    TO

                     PROCESSING AND MARKETING AGREEMENT


    THIS AMENDATORY AGREEMENT, made as of August 3, 1990 by and between FREEPORT SULPHUR COMPANY, a division of Freeport-McMoRan Resource Partners, Limited Partnership ("Freeport") and FELMONT OIL CORPORATION ("Felmont").

                            W I T N E S S E T H:

    WHEREAS, under date of June 19, 1990, Freeport and Felmont entered into that certain Processing and Marketing Agreement ("Agreement") covering storage, filtration, blending, purification, vatting, melting, loading into transportation equipment, marketing and associated transportation services to be provided by Freeport with respect to sulphur produced for the account of Felmont from the Main Pass Mine (as that term is defined in the Agreement), and

    WHEREAS, Freeport and Felmont now desire to amend the Agreement in the manner hereinafter set forth.

    NOW, THEREFORE, it is mutually agreed by and between Freeport and Felmont that the Agreement is hereby amended, effective as of August 3, 1990, in the following respects:

         1. Section 6.4 of the Agreement, such section being entitled "MARKETING FEE", shall be amended to read in its entirety as follows:

              "6.4 MARKETING FEE. For each ton of Felmont
              Tonnage determined to have been sold during a month, Felmont shall pay Freeport a Marketing Fee equal to 2.625% of the Average Sales Realization for such month.'"

         2. Except as specifically amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect.

    IN WITNESS WHEREOF, Freeport and Felmont have caused this Amendment No. 1 to be executed by their respective authorized officers as of the day and year first above written.

WITNESSES:                                    FELMONT OIL CORPORATION

/s/ Richard A. Holway                         By:  /s/ David Fagin
- --------------------------                    ------------------------

                                                   Title:    President
                                                        ----------------


                                              FREEPORT SULPHUR COMPANY,
                                              a division of FREEPORT-MCMORAN
                                              RESOURCE PARTNERS, LIMITED
                                              PARTNERSHIP

/s/ Paul S. Murphy                            By:  /s/ Robert Foster
- --------------------------                    ------------------------

                                                   Title:    President
                                                         ---------------


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